UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) September 23, 2003


                             TRIARC COMPANIES, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


  DELAWARE                       1-2207              38-0471180
  --------------                 ---------           --------------
  (State or other                (Commission         (I.R.S. Employer
  jurisdiction of                File No.)           Identification No.)
  incorporation of
  organization)

  280 Park Avenue
  New York, NY                                            10017
  ----------------------------------                  -----------------
  (Address of principal executive office)               (Zip Code)


  Registrant's telephone number, including area code:   (212)  451-3000


  --------------------------------------------------    -----------------
  (Former name or former address,                        (Zip Code)
  if changed since last report)


Item 9. Regulation FD Disclosure.

     On September 23, 2003, Triarc Companies, Inc. issued a press release pursuant to which it suggested a formula for stockholders to use in allocating their tax basis in Triarc's Class A Common Stock to their Class A Common Stock and Class B Common Stock, Series 1 as a result of the September 4, 2003 distribution of the special stock dividend declared by Triarc's Board of Directors on August 11, 2003 and payable to stockholders of record on August 21, 2003. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

     The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of Triarc Companies, Inc. under the Securities Act of 1933.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TRIARC COMPANIES, INC.


                                       By: Stuart I. Rosen
                                           ------------------------------------
                                           Stuart I. Rosen
                                           Senior Vice President
                                           and Associate General Counsel

Dated: September 24, 2003




                                  EXHIBIT INDEX

Exhibit
Number        Description of Document

99.1          Press release dated September 23, 2003.




                                                        Exhibit 99.1

                                                     For Immediate Release

CONTACT:  Anne A. Tarbell
          (212) 451-3030
          www.triarc.com


            TRIARC SUGGESTS FORMULA FOR ALLOCATING TAX BASIS BETWEEN
                        CLASS A AND CLASS B COMMON STOCK


     New York, NY, September 23, 2003 -- Triarc Companies, Inc. (NYSE: TRY) announced today a suggested formula for stockholders to use in allocating their tax basis in Triarc Class A Common Stock (NYSE: TRY) to their Triarc Class A Common Stock and Triarc Class B Common Stock, Series 1 (NYSE: TRY.B) as a result of the September 4, 2003 distribution of the special stock dividend of two shares of Class B Common Stock for each share of Class A Common Stock to stockholders of record on August 21, 2003.

     Triarc has been advised by its U.S. tax counsel, Paul, Weiss, Rifkind, Wharton & Garrison LLP, that one permissible method of allocating tax basis is to compare the value of one share of Class A Common Stock, and the value of two shares of Class B Common Stock, to the combined value of such shares of Class A Common Stock and Class B Common Stock, valuing shares of each class on the basis of the mean of the high and low reported sale price of shares of that class on September 5, 2003, the first day on which shares of the two classes traded separately in regular way trading on the New York Stock Exchange ($9.74 per share of Class A Common Stock and $11.00 per share of Class B Common Stock). This method results in the following tax basis allocation:

Triarc Class A Common Stock: 30.69%

Triarc Class B Common Stock:  69.31%

Fifty percent (50%) of the aggregate amount allocated to the two shares of Class B Common Stock distributed with respect to each share of Class A Common Stock should be further allocated to each such share of Class B Common Stock.

     Triarc said it had also been advised that although this is one permissible method of allocating tax basis, it may not be the only possible way to allocate tax basis. Accordingly, every stockholder should consult with their own tax advisors as to the appropriate allocation of tax basis between the Class A Common Stock and Class B Common Stock received in the distribution.

     Triarc is a holding company and through its subsidiaries, the franchisor of the Arby's(R) restaurant system and, as of June 29, 2003, an operator of 238 Arby's restaurants located in the United States.

                                      # # #
                                 Note to Follow



                              NOTE TO PRESS RELEASE

     The statements in this press release that are not historical facts, including, most importantly, information concerning possible or assumed future results of operations of Triarc Companies, Inc. and its subsidiaries (collectively, "Triarc" or the "Company") and statements preceded by, followed by, or that include the words "may," "believes," "expects," "anticipates" or the negation thereof, or similar expressions, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). All statements which address operating performance, events or developments that are expected or anticipated to occur in the future, including statements relating to revenue growth, earnings per share growth or statements expressing general optimism about future operating results, are forward-looking statements within the meaning of the Reform Act. These forward-looking statements are based on our current expectations, speak only of the date of this press release and are susceptible to a number of risks, uncertainties and other factors. Our actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. For those statements, we claim the protection of the safe-harbor for forward-looking statements contained in the Reform Act. Many important factors could affect our future results and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Such factors include, but are not limited to, the following: competition, including pricing pressures, the potential impact of competitors' new units on sales by Arby's(R) restaurants and consumers' perceptions of the relative quality, variety and value of the food products offered; success of operating initiatives; development and operating costs; advertising and promotional efforts; brand awareness; the existence or absence of positive or adverse publicity; market acceptance of new product offerings; new product and concept development by competitors; changing trends in consumer tastes and preferences (including changes resulting from health or safety concerns with respect to the consumption of beef, french fries or other foods or the effects of food-borne illnesses) and in spending and demographic patterns; the business and financial viability of key franchisees; availability, location and terms of sites for restaurant development by the Company and its franchisees; the ability of franchisees to open new restaurants in accordance with their development commitments, including the ability of franchisees to finance restaurant development; delays in opening new restaurants or completing remodels; anticipated or unanticipated restaurant closures by the Company and its franchisees; the ability to identify, attract and retain potential franchisees with sufficient experience and financial resources to develop and operate Arby's restaurants; changes in business strategy or development plans; quality of the Company's and franchisees' management; availability, terms (including changes in interest rates) and deployment of capital; business abilities and judgment of the Company's and franchisees' personnel; availability of qualified personnel to the Company and to franchisees; labor and employee benefit costs; availability and cost of energy, raw materials, ingredients and supplies; the potential impact that interruptions in the distribution of supplies of food and other products to Arby's restaurants could have on sales at Company-owned restaurants and the royalties that Arby's receives from franchisees; availability and cost of workers' compensation and general liability premiums and claims experience; changes in national, regional and local economic, market, business or political conditions in the countries and other territories in which the Company and its franchisees operate; changes in government regulations, including franchising laws, accounting standards, environmental laws, minimum wage rates and taxation requirements; the costs, uncertainties and other effects of legal, environmental and administrative proceedings; the impact of general economic conditions on consumer spending, including a slower consumer economy and the effects of war or terrorist activities; adverse weather conditions; and other risks and uncertainties affecting the Company and its subsidiaries detailed in the Company's Form 10-K for the fiscal year ended December 29, 2002 (see especially "Item 1. Business-Risk Factors" and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations"), and in our other current and periodic filings with the Securities and Exchange Commission, all of which are difficult or impossible to predict accurately and many of which are beyond our control. We will not undertake and specifically decline any obligation to publicly release the results of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. In addition, it is our policy generally not to make any specific projections as to future earnings, and we do not endorse any projections regarding future performance that may be made by third parties.